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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                  July 28, 2000


                       SHARED TECHNOLOGIES CELLULAR, INC.
             (Exact name of registrant as specified in the charter)


                                                                 06-386411
    State of Delaware               1-13732                    (IRS Employer
(State of Incorporation)      (Commission File No.)          Identification No.)



                        100 Great Meadow Road, Suite 104
                         Wethersfield, Connecticut 06109
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (860) 258-2500


          (Former name or former address, if change since last report)


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ITEM 5.  OTHER EVENTS.

         Shared Technologies Cellular, Inc. (the "Company") was notified by The Nasdaq Stock Market, Inc. on July 28, 2000 that beginning July 31, 2000, its common stock will no longer be listed on The Nasdaq Stock Market due to the Company's failure to satisfy the minimum $50,000,000 market capitalization requirement for continued listing on The Nasdaq National Market or the minimum $35,000,000 market capitalization requirement for listing on The Nasdaq SmallCap Market. The Company believes that its common stock is eligible for inclusion on the OTC Bulletin Board System, and expects the shares to be traded in this system beginning on July 31, 2000 under the "STCL" symbol.



ITEM 7.  EXHIBITS.

99.1     Press Release



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SHARED TECHNOLOGIES CELLULAR, INC.



Date:  July 31, 2000
                                          By: /s/ Vincent DiVincenzo
                                                Vincent DiVincenzo
                                                Chief Financial Officer



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